UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020

HYDRO POWER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-52753	n/a
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4200 Morris Drive, Burlington, L7L5L6 Canada

_________________________________________

(address of principal executive offices) (zip code)

(888) 993-0989

_________________________________________

(registrant’s telephone number, including area code)

PLAYBOX(US), INC.

_________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company /_/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /_/

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 8, 2020, the Secretary of State for the State of Wyoming approved the Amendment changing the name of Playbox (US), Inc. to Hydro Power Technologies, Inc. The Company has engaged its transfer agent, Mountain Share Transfer, LLC, of Atlanta, Georgia to file with FINRA for a name change and request for a symbol change of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3(i).1	Articles of Amendment – Certificate of Name Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2020	Hydro Power Technologies, Inc.

	By:	/s/ Michael Shamber
Name: Michael Shamber
Title: President